                                                                 Exhibit No. 10

                                BANK RHODE ISLAND

                                 AMENDMENT NO. 2

                                       TO

                   2002 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     WHEREAS,  Bank Rhode Island (the "Bank") desires to amend the provisions of the Bank's 2002 Supplemental  Executive  Retirement Plan (the "Plan") to clarify the process and  procedures  for the payment of final  excise  taxes and related income taxes on a Change of Control (as defined therein); and

     WHEREAS, under Article VIII of the Plan, the Board of Directors of the Bank
may amend the Plan at any time,  provided that such  amendment  shall not reduce the vested  benefit of any  Participant  or amend Section 6.1 or 6.2 of the Plan without the consent of all Participants who have vested benefits under the Plan;
and

     WHEREAS,  under  Section 3.1 of the Plan,  the Board of  Directors  has the
authority to select from time to time those  employees who will be  Participants in the Plan and the Applicable  Benefit Amount (as such terms are defined in the
Plan); and

     WHEREAS,  on October 19, 2004,  the Board of Directors of the Bank approved amending the Plan to provide a benefit under the Plan to Linda Haber-Simmons and on December 21, 2004,  further  approved  amendments  to the Plan to confirm the authority  of the  Compensation  Committee to  administer  the Plan and ratified prior actions of the Compensation Committee with respect to the Plan; and

     WHEREAS, the Compensation  Committee has approved certain amendments to the
Plan related to payments in conjunction  with a Change of Control (as defined in the Plan).

     NOW, THEREFORE, the Plan is amended as follows:

     1. That Section 2.4 is amended in its entirety to read as follows:

          "2.4  "Board"  means  the  Board  of  Directors  of  the  Bank  or the
          Compensation  Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board."

     2 . That Section 6.3 is amended in its entirety to read:

          "6.3  Excise  Tax  Equalization  Payment.  In  the  event  that
          (through  acceleration of vesting of benefits  pursuant to Section 6.1 or otherwise) the  Participant  becomes  entitled to receive a payment under Section 6 ("Change of Control  Payment") that will be subject to the tax (the  "Excise  Tax")  imposed by Section  4999 of the Internal
          Revenue Code (or any similar tax that may hereafter be imposed),  then the Bank shall pay to  Participant  in cash an additional  amount (the
          "Gross-Up  Payment) such that the net amount  retained by  Participant after  deduction of any Excise Tax upon the Change of Control  Payment and any  Federal,  state and local  income tax and excise tax upon the
          Gross-Up  Payment provided for by this Section 6.3 (including FICA and
          FUTA),  shall be equal to the Change of Control Payment.  In the event the Participant  makes an election  pursuant to the regulations  under
          Section 280G of the Code (or any similar provision) (the "Acceleration
          Election")  to  accelerate  the  payment  of any  Excise  Tax due with respect to a Change of Control Payment which, pursuant to the terms of the Plan,  will be paid  subsequent to the year in which the Change of
          Control occurs such Gross-Up  Payment shall be made by the Bank to the
          Participant  within  thirty (30) days from the later of (i) the Change of Control that triggers the payment  obligation  and (ii) the date on
          which  the   Participant   notifies   the  Bank  in   writing  of  the
          Participant's Acceleration Election. In the event the Participant does not make an Acceleration  Election,  such Gross-Up Payment(s) shall be made concurrent  with the payment of any retirement  benefit under the
          Plan which is treated as a Change of  Control  Payment.  All  Gross-Up
          Payments  payable to the Participant  shall be subject to all required and customary deductions by the Bank and the Participant  acknowledges that if the  Participant  is an  employee  of the  Bank at the  time a
          Gross-Up  Payment is made,  all or  subsequently  all of the  Gross-Up
          Payment  shall be withheld  and  remitted to Federal  and/or state tax authorities  on behalf of the  Participant.  For the  purpose  of this
          Section  6.3, all defined  terms shall be given the meanings  provided herein."

     3. That Schedule B is amended in its entirety as follows:

                                   "SCHEDULE B
                                   ----------

Participants:                    Applicable Benefit Amount and Vesting
------------                     -------------------------------------

Merrill W. Sherman               70% of the Participant's Average Compensation, minus:  (i)
                                 $250,000, (ii) fifty percent (50%) of the Participant's
                                 Primary Social Security Amount and (iii) the 401K Plan
                                 Benefit.  Except as provided under Sections 3.2 (b) and 6.1, the Benefit Amount shall be vested as follows:  20% on
                                 November 1, 2005, 40% on November 1, 2006, 60% on November 1,
                                 2007, 80% on November 1, 2008 and 100% on November 1, 2009.

Albert R. Rietheimer             70% of the Participant's Average Compensation, minus: (i)
Donald C. McQueen                $50,000, (ii) fifty percent (50%) of the Participant's Primary
                                 Social Security Amount and (iii) the 401K Plan Benefit.
                                 Except as provided under Sections 3.2 (b) and 6.1, the Benefit
                                 Amount shall be vested as follows:  20% on November 1, 2008,
                                 40% on November 1, 2009, 60% on November 1, 2010, 80% on
                                 November 1, 2011 and 100% on November 1, 2012.

James V. DeRentis                70% of the Participant's Average Compensation, minus: (I)
                                 $35,000, (ii) fifty percent (50%) of the Participant's Primary
                                 Social Security Amount and (iii) the 401K Plan Benefit.
                                 Except as provided under Sections 3.2 (b) and 6.1, the Benefit
                                 Amount shall be vested as follows:  20% on November 1, 2008,
                                 40% on November 1, 2009, 60% on November 1, 2010, 80% on
                                 November 1, 2011 and 100% on November 1, 2012.

Linda Haber-Simmons              $50,000.  Except as provided under Sections 3.2(b) and 6.1, the Benefit Amount shall be vested as follows:  20% on
                                 November 1, 2010, 40% on November 1, 2011, 60% on November 1,
                                 2012, 80% on November 1, 2013 and 100% on November 1, 2014.

     Adjustment  for  Early  Termination   under  Section   5.1(c):   The
Applicable  Benefit  Amount with  respect to a  Participant  who ceases to be an
Employee  for any  reason  prior to the  Normal  Retirement  Date  shall be that portion of the Participant's  Applicable Benefit Amount set forth above that can be provided  by the amount the Bank has accrued on its books as a liability  for the Participant's  benefit as of the date of the Participant's early termination multiplied by the vested percentage as of such date of termination.

         Change of Control Benefit Amount:
         --------------------------------

                  Participants:                  Benefit Amount
                  ------------                   --------------

                  Merrill W. Sherman               $131,034
                  Albert R. Rietheimer             $168,179
                  Donald C. McQueen                $193,953
                  James V. DeRentis                $190,850
                  Linda Haber-Simmons              $ 50,000"

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     4. All other  provisions  of the Plan shall remain in full force and effect and are hereby ratified, approved and confirmed.

     IN WITNESS  WHEREOF,  the Bank has caused this  Amendment No. 2 to the 2002
Supplemental  Executive  Retirement  Plan to be executed by its duly  authorized officer as of the 20th day of January, 2005.

                                           BANK RHODE ISLAND

                                           By: /s/  John R. Berger
                                               ----------------------------------------
                                                    John R. Berger,
                                                    Chairman of the Compensation
                                                    Committee

Attest:

/s/ Margaret D. Farrell
-----------------------
Secretary